$280,275,113
                                  (APPROXIMATE)
                                  GSRPM 2003-1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

                                                              ESTIMATED      PRINCIPAL
                  APPROXIMATE     EXPECTED       INITIAL        AVG.          PAYMENT     MOODY'S/S&P/FITC
                   PRINCIPAL      CREDIT       PASS-THROUGH     LIFE          WINDOW        EXPECTED
 CERTIFICATES       BALANCE       SUPPORT       RATE (1)      (YRS) (2)       (2)(3)         RATINGS
 ------------       -------       -------       --------      ---------       ------         -------
A-1               $ 67,441,966    9.50%      LIBOR + [ ] bps    1.00       02/03 - 02/05    Aaa/AAA/AAA
A-2               $ 62,301,465    9.50%      LIBOR + [ ] bps    4.76       02/05 - 06/10    Aaa/AAA/AAA
A-3               $129,743,430    9.50%      LIBOR + [ ] bps    2.81       01/03 - 06/10    Aaa/AAA/AAA
M-1               $  6,451,331    7.25%      LIBOR + [ ] bps    5.06       02/06 - 06/10      A2/A/A
B-1               $ 14,336,921    2.25%      LIBOR + [ ] bps    5.04       01/06 - 06/10    Baa2/BBB/BBB
   TOTAL          $280,275,113(4)

(1) See the Definitions section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Stated Final Maturity Date for the Certificates is the Distribution Date in December 2031.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (5)
-------------------------------

                                                       GROUP 1               GROUP 2
                                                  (ADJUSTABLE RATE)       (FIXED RATE)             TOTAL
                                                  -----------------       ------------             -----
SCHEDULED PRINCIPAL BALANCE:                       $151,909,447          $134,816,367        $286,725,814
NUMBER OF MORTGAGE LOANS:                                 1,584                 1,492               3,076
AVERAGE SCHEDULED PRINCIPAL BALANCE:                    $95,902               $90,359             $93,214

WEIGHTED AVERAGE GROSS COUPON:                            9.46%                10.42%               9.91%
WEIGHTED AVERAGE NET COUPON:                              8.92%                 9.92%               9.39%
WEIGHTED AVERAGE GROSS MARGIN (6):                        5.75%                   N/A               5.75%
WEIGHTED AVERAGE NET MARGIN (6):                          5.20%                   N/A               5.20%
WEIGHTED AVERAGE NEXT ADJUSTMENT RATE CAP (6):            1.45%                   N/A               1.45%
WEIGHTED AVERAGE PERIODIC RATE CAP (6):                   1.32%                   N/A               1.32%
WEIGHTED AVERAGE LIFE CAP (6):                            6.32%                   N/A               6.32%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (6):        16.21%                   N/A              16.21%
WEIGHTED AVERAGE MONTHS TO ROLL (6):                          4                   N/A                   4
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):            296                   234                 267
WEIGHTED AVERAGE SEASONING (MONTHS):                         51                    52                  51
WEIGHTED AVERAGE CURRENT LTV RATIO:                       81.1%                 79.4%               80.3%
WEIGHTED AVERAGE FICO SCORE (7):                            568                   567                 567

(5) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.
(6) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.
(7) The FICO scores for 94.6% of the Mortgage Loans were obtained in August 2002, 5.4% were obtained in June 2002.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION

o Collateral consists of seasoned, sub-prime, fixed and adjustable rate, primarily single family residential mortgage loans (the "Mortgage Loans") acquired by Household Financial Services, Inc. ("Household") (81.5%), Equicredit Corporation of America, a subsidiary of Bank of America, N.A. ("Equicredit") (13.1%), Deerwood Corporation ("Deerwood") (4.5%) and Others (0.9%).
o On average, the Household loans were restructured 25 months ago and none of the loans were restructured more recently than 18 months ago. None of the Household loans have been more than 59 days delinquent since the restructure date. In general, Household restructured delinquent loans by deferring past due interest and advancing the due date if the borrower met certain requirements. The Household Mortgage Loans are either current (85.0%) or 30 days delinquent (15.0%)
o All of the Equicredit Mortgage Loans are either current (70.3%) or 30 days delinquent (29.7%).
o 100% of the Deerwood loans are current and no loan has been 30 or more days delinquent in the past 12 months.
o The Mortgage Loans are serviced by Wilshire Credit Corporation ("Wilshire") (82.4%), Fairbanks Capital Corp. ("Fairbanks") (13.1%) and Greenpoint Financial Corporation ("Greenpoint") (4.5%).
o Credit support for the Certificates will be provided through an AMBAC wrap of the Class A Certificates, excess spread, over-collateralization and the subordinate bonds.
o This transaction included a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount equal to the initial aggregate scheduled principal balance of the fixed-rate Mortgage Loans (approximately $135 million). The Interest Rate Cap will have a term of 60 months and a strike rate of 1-month LIBOR equal to 9.00%. The notional amount of the Interest Rate Cap will amortize as set forth in a specified amortization schedule.
o The Deal will be modeled on Intex as "GSRP0301" and on Bloomberg as "GSRPM 2003-1".
o The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.
o Brokerage Price Opinions ("BPOs") have been performed on 33% of the Mortgage Loans by principal balance. The weighted average BPO loan-to-value ratio is 78.8%, and the current loan-to-value ratio for these loans is 85.6%.


TIME TABLE
----------

EXPECTED CLOSING DATE:          January 29th,2003

CUT-OFF DATE:                   January 1st, 2003

EXPECTED PRICING DATE:          On or before January 10th, 2003

FIRST DISTRIBUTION DATE:        February 25th, 2003 or the next business day

INFORMATION DATE:               The Mortgage Loan information is as of November
                                1, 2002 with scheduled principal balances and seasoning projected as of December 1, 2002.

KEY TERMS
---------

DEPOSITOR:                      GS Mortgage Securities Corp.

SERVICERS:                      Wilshire (82.1%), Fairbanks (13.1%), Greenpoint
                                (4.5%)
CREDIT INSURER:                 AMBAC (with respect to the Class A Certificates)

TRUSTEE:                        JPMorgan Chase Bank

SERVICING FEE:                  50 bps for 95.6% of the Mortgage Loans; 100 bps
                                for 4.5% of the Mortgage Loans

TRUSTEE FEE:                    0.25 bps

DISTRIBUTION DATE:              25th day of the month or the following Business
                                Day

RECORD DATE:                    For any Distribution Date, the last Business Day
                                of the accrual period

DELAY DAYS:                     0 day delay

DAY COUNT:                      Actual/360 basis

INTEREST ACCRUAL:               From and including the prior Distribution Date
                                and including the day prior to the current
                                Distribution Date.

PRICING PREPAYMENT ASSUMPTION:  25% CPR

EXCESS SPREAD:                  The initial weighted average net coupon of the
                                mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                                Initial Gross WAC (1):                                                  9.76%

                                   Less Servicing and Trustee Fees:                                     0.52%
                                                                                                        ----

                                Net WAC:                                                                9.25%

                                   Less Initial Certificate Coupon and AMBAC                            2.26%
                                   fees (approximately) (2):                                            ----

                                Initial Excess Spread:                                                  6.99%

                                (1) Adjusted to an actual / 360 basis, this amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans and /or the weighted average Pass-Through Rate on the Offered Certificates as well as any changes in day count.

                                (2) Assumes 1-month LIBOR equal to 1.39%, initial marketing spreads and a 30-day month. The AMBAC fee is assumed to be 0.20%

SERVICER ADVANCING:             Yes, as to principal and interest, subject to
                                recoverability

COMPENSATING INTEREST:          With respect to Wilshire, one half of the
                                Servicing Fee for the related interest accrual period. The Mortgage Loans serviced by Fairbanks and Greenpoint will have compensating interest to the extent of the Servicing Fee for the related interest accrual period.

OPTIONAL CLEAN-UP CALL:         The deal has a 10% optional clean-up call.

RATING AGENCIES:                Moody's Investors Service, Inc., Standard &
                                Poor's Ratings Group, and Fitch Ratings

MINIMUM DENOMINATION:           Class A-1, Class A-2 and Class A-3 Certificates
                                (the "Class A Certificates") - $25,000 Class M-1
                                and Class B-1 Certificates - $250,000

LEGAL INVESTMENT:               It is anticipated that the Class A Certificates
                                will be SMMEA eligible.

INTEREST RATE CAP               Goldman Sachs Capital Markets LP, which is rated
COUNTERPARTY:                   P-1, F1+ and A-1+ by Moody's Investors Service,
                                Fitch Ratings, and Standard & Poor's
                                respectively.

ERISA ELIGIBLE:                 Underwriter's exemption is expected to apply to
                                the Class A Certificates only. However,
                                prospective purchasers should consult their own counsel.

TAX TREATMENT:                  All Offered Certificates represent REMIC regular
                                interests.

PROSPECTUS:                     The Offered Certificates will be offered
                                pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid sequentially until the Step-Down Date. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificate holders).

Interest will be paid monthly, on all bonds, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans and (2) overcollateralization of 2.25%. After the Step-Down Date, as long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial principal balance of the Mortgage Loans, (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) an insurance policy provided by AMBAC for the benefit of the Class A Certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates have been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 19.00%.

                CLASS                    INITIAL SUBORDINATION PERCENTAGE*       STEP-DOWN DATE PERCENTAGE**
                -----                    ---------------------------------       ---------------------------
            A-1, A-2, A-3                              9.50%                              19.00%
                 M-1                                   7.25%                              14.50%
                 B-1                                   2.25%                               4.50%

*  % of original collateral balance
** % of current collateral balance

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ Day Rolling Average equals or exceeds 15% (the 60+ Day Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) and (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

          DISTRIBUTION DATES                               CUMULATIVE REALIZED LOSS PERCENTAGE
          ------------------                               -----------------------------------
     December 2005- December 2006                 5.75% for the first month, plus an additional 1/12th
                                                      of 2.50% for each month thereafter, to 8.25%

     December 2006- December 2007                 8.25% for the first month, plus an additional 1/12th
                                                      of 1.50% for each month thereafter, to 9.50%

     December 2007- December 2008                 9.50% for the first month, plus an additional 1/12th
                                                      of 1.25% for each month thereafter, to 10.75%

        December 2008 and after                                          10.75%

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupons for the Class A Certificates will increase to 2 times their respective margins and the coupon for the Class M-1 and Class B-1 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS A-3 PASS-THROUGH RATE. The Class A-3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

NET RATE. A per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis)

WAC CAP. As to any Distribution Date, the Net Rate plus (x) (i) the sum of all payments under the Interest Rate Cap, divided by (ii) the aggregate principal balance of the Mortgage Loans in effect on the beginning of the related Due Period multiplied by (y) (i) 360, divided by (ii) the actual number of days in the accrual period.

INTEREST RATE CAP. The Trust will own a 100% interest in a notional amount equal to the initial balance of the fixed rate collateral ($135 million). The notional amount of the interest rate cap will amortize according to an amortization schedule. The Interest Rate Cap will have a strike rate of 1-month LIBOR equal to 9.0%.

CLASS A BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of:
(i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause
(ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

CLASS M-1 AND CLASS B-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for each of the Class M-1 and Class B-1 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) pro rata, to the Class A Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(b)      to the Class M-1 Certificates, its Accrued Certificate Interest, and

(c)      to the Class B-1 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, in reduction of their respective Certificate Principal Balances, concurrently, as follows:

                (i) 50% of the Principal Distribution Amount, sequentially, to the Class A-1 and Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

                (ii) to the Class A-3 Certificates, 50% of the Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(b) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

(c) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.


On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, in reduction of their respective Certificate Principal Balances, concurrently, as follows:

                (iii) 50% of the lesser of the Principal Distribution Amount and the applicable Principal Distribution Amount, sequentially, to the Class A-1 and Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

                (iv) to the Class A-3 Certificates, 50% of the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(b) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(c) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

        (i) to the Class M-1 Certificates, the unpaid interest shortfall amount,

        (ii) to the Class B-1 Certificates, the unpaid interest shortfall amount,

        (iii) any Class A Basis Risk Carry Forward Amount pro rata to the Class A Certificates, and

        (iv) sequentially, to the Class M-1 and Class B-1 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated sequentially to the Class B-1 and Class M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing and trustee fees.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date on each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

        (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

        (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

        (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

        (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

        (v) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date is the excess, if any, of
(i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

OVERCOLLATERALIZATION DEFICIENCY AMOUNT. For any Distribution Date is the excess, if any, of (i) the required overcollateralization, and (ii) the actual overcollateralization for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

        (a) the product of (i) the aggregate principal balance of the Mortgage Loans for such Distribution Date and (ii) approximately 81.0%, and

        (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.


CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

        (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                    Date) and

        (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

        (A) the product of (i) approximately 85.5% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

        (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

        (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                    Date),

        (B) the aggregate Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
                    Date),

        (C) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

        (A) the product of (i) approximately 95.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

        (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

/X/  25% voluntary CPR (excluding losses)

/X/  1-month and 6-month forward LIBOR curve assumptions as of November 25, 2002

/X/  40% loss severity

/X/  6 month lag for recoveries on defaulted Mortgage Loans

/X/ FIRST DOLLAR LOSS SCENARIO: The minimum constant CDR necessary to result in any losses to the Class M-1 and Class B-1 Certificates. For example, the Class M-1 Certificates do not receive any losses unless the constant CDR applied every month from the first accrual period is greater than or equal to approximately 17.3%.

/X/ 1-MONTH FORWARD LIBOR RETURN SCENARIO: The minimum constant CDR necessary to result in a rate of return that would approximate the 1-month forward LIBOR curve for the Class M-1 and Class B-1 Certificates. For example, at a constant CDR of 18.0% applied every month from the first accrual period, the rate of return of the Class M-1 Certificates would be approximately equivalent to the 1-month LIBOR forward curve.

/X/ 0% YIELD RETURN SCENARIO: The minimum constant CDR necessary to result in approximately a 0% bond equivalent yield to the Class M-1 and Class B-1 Certificates. For example, at an 18.8% constant CDR applied every month from the first accrual period, the bond equivalent yield on the Class M-1 Certificates would be approximately 0%.


                               FIRST DOLLAR LOSS   1-MONTH FORWARD LIBOR      0% YIELD
                                   SCENARIO          RETURN SCENARIO       RETURN SCENARIO
                               -----------------   ---------------------   ------------------
M-1
       CDR                     17.3%                  18.0%                   18.8%
       TOTAL COLLATERAL
       LOSS  ($000)            $44,520 (15.5%)        $45,717 (15.9%)         $47,049 (16.4%)
       CLASS M-1 PRINCIPAL
       WRITEDOWN ($000)        $2 (0.0%)              $1,405 (21.8%)          $3,002 (46.5%)
       WTD. AVG. LIFE          5.09                   6.13                    6.52
       MODIFIED DURATION       4.31                   4.81                    5.48
       PRINCIPAL               January 2006 -         February 2006 -         August 2006 -
       WINDOW                  November 2030          November 2030           November 2030
B-1
       CDR                     10.6%                  12.9%                   13.8%
       TOTAL COLLATERAL
       LOSS ($000)             $31,216 (10.9%)        $36,198 (12.6%)         $38,021 (13.3%)
       CLASS B-1 PRINCIPAL
       WRITEDOWN ($000)        $11 (0.1%)             $3,633 (25.3%)          $6,110 (42.6%)
       WTD. AVG. LIFE          4.83%                  5.09%                   5.03%
       MODIFIED DURATION       3.88%                  4.01%                   4.41%
       PRINCIPAL               January 2006 -         January 2006 -          January 2006 -
       WINDOW                  November 2030          November 2030           November 2030

SELECTED MORTGAGE LOAN DATA


                       THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                             $286,725,814
Number of Mortgage Loans:                                       3,076
Average Scheduled Principal Balance:                          $93,214
Weighted Average Gross Coupon:                                  9.91%
Weighted Average Net Coupon:                                    9.39%
Weighted Average Gross Margin (1):                              5.75%
Weighted Average Net Margin (1):                                5.20%
Weighted Average Next Adjustment Rate Cap (1):                  1.45%
Weighted Average Periodic Rate Cap (1):                         1.32%
Weighted Average Life Cap (1):                                  6.32%
Weighted Average Gross Maximum Lifetime Rate (1):              16.21%
Weighted Average Months to Roll (1):                                4
Weighted Average Stated Remaining Term (months):                  267
Weighted Average Seasoning (months):                               51
Weighted Average Current LTV Ratio:                             80.3%
Weighted Average FICO Score (2):                                  567

(1) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.
(2) The FICO scores for 94.6% of the Mortgage Loans were obtained in August 2002, 5.4% were obtained in June 2002.


                                  DISTRIBUTION BY GROSS COUPON

                              AGGREGATE                  WEIGHTED                          WEIGHTED
                NUMBER OF     PRINCIPAL      AGGREGATE    AVERAGE   WEIGHTED    AVERAGE     AVERAGE
    GROSS       MORTGAGE       BALANCE       PRINCIPAL    GROSS     AVERAGE    PRINCIPAL    CURRENT
   COUPON        LOANS       OUTSTANDING      BALANCE     COUPON     FICO       BALANCE       LTV
-------------  ----------  --------------    ---------   --------   --------   ---------   ---------
 Below 3.00%       25        $  1,666,359        0.58%      2.58%     711      $ 66,654       78.6%
 3.00- 3.49%       16           1,170,085        0.41       3.25      665        73,130       78.7
 3.50- 3.99%       27           1,331,273        0.46       3.69      693        49,306       80.0
 4.00- 4.49%       20             866,076        0.30       4.24      709        43,304       82.4
 4.50- 4.99%       30           1,490,469        0.52       4.74      690        49,682       82.1
 5.00- 5.49%       45           3,046,339        1.06       5.18      626        67,696       81.4
 5.50- 5.99%       37           2,292,393        0.80       5.67      644        61,957       77.3
 6.00- 6.49%       48           3,534,327        1.23       6.16      630        73,632       76.0
 6.50- 6.99%       51           4,399,433        1.53       6.70      612        86,263       69.6
 7.00- 7.49%       52           4,224,395        1.47       7.19      609        81,238       73.2
 7.50- 7.99%       82           7,629,344        2.66       7.78      594        93,041       68.5
 8.00- 8.49%      113          11,168,842        3.90       8.21      583        98,839       75.7
 8.50- 8.99%      246          24,479,259        8.54       8.79      573        99,509       73.7
 9.00- 9.49%      199          20,463,561        7.14       9.27      560       102,832       76.9
 9.50- 9.99%      473          50,142,634       17.49       9.78      566       106,010       80.7
 10.00-10.49%     323          32,009,087       11.16      10.25      556        99,099       82.3
 10.50-10.99%     497          47,699,951       16.64      10.76      556        95,976       83.6
 11.00-11.49%     236          22,212,552        7.75      11.23      552        94,121       85.6
 11.50-11.99%     293          26,684,396        9.31      11.74      550        91,073       83.6
 12.00-12.49%     102           9,122,251        3.18      12.24      546        89,434       85.1
 12.50-12.99%      91           7,130,458        2.49      12.77      554        78,357       81.5
 13.00-13.49%      32           1,954,629        0.68      13.24      547        61,082       73.3
 13.50-13.99%      20           1,045,682        0.36      13.79      552        52,284       65.9
 14.00-14.49%       7             325,714        0.11      14.25      558        46,531       75.1
 14.50-14.99%      10             608,600        0.21      14.77      535        60,860       75.2
 15.50-15.99%       1              27,705        0.01      15.50      535        27,705        9.0
----------------------------------------------------------------------------------------------------

Total           3,076        $286,725,814      100.00%      9.91%     567      $ 93,214       80.3%
====================================================================================================


                                       DISTRIBUTION BY PERIODIC CAP


                    NUMBER     AGGREGATE                  WEIGHTED                         WEIGHTED
                      OF       PRINCIPAL     AGGREGATE    AVERAGE   WEIGHTED    AVERAGE    AVERAGE
                   MORTGAGE     BALANCE      PRINCIPAL     GROSS     AVERAGE   PRINCIPAL   CURRENT
PERIODIC CAP        LOANS     OUTSTANDING     BALANCE      COUPON     FICO      BALANCE      LTV
----------------- ---------  ------------    ---------    --------  --------   ---------   --------
 0.00%                 6     $    407,253      0.14%      10.09%      595      $ 67,876      67.0%
 1.00%               907       98,945,521     34.51        9.92       555       109,091      81.9
 1.50%               204       21,839,145      7.62        9.97       553       107,055      81.7
 2.00%               396       23,989,926      8.37        6.74       646        60,581      76.6
 3.00%                70        6,599,265      2.30       10.72       521        94,275      83.7
 5.00%                 1          128,335      0.04        6.63       708       128,335      78.7
 N/A (Fixed-Rate)  1,492      134,816,367     47.02       10.42       567        90,360      79.4
---------------------------------------------------------------------------------------------------
Total              3,076     $286,725,814    100.00%       9.91%      567      $ 93,214      80.3%
===================================================================================================


                               DISTRIBUTION BY MONTHS TO RATE RESET


                                 AGGREGATE                 WEIGHTED                         WEIGHTED
                   NUMBER OF     PRINCIPAL     AGGREGATE    AVERAGE   WEIGHTED    AVERAGE   AVERAGE
MONTHS TO          MORTGAGE       BALANCE      PRINCIPAL     GROSS    AVERAGE   PRINCIPAL   CURRENT
RATE RESET          LOANS       OUTSTANDING    BALANCE      COUPON     FICO      BALANCE       LTV
----------------  ----------   ------------   -----------  --------  ---------  ---------   --------
0                     134      $ 14,873,798      5.19%      10.18%     551      $110,998      84.4%
1 - 12 Months       1,436       135,923,472     47.41        9.37      570        94,654      80.8
13 - 24 Months          8           649,264      0.23       10.64      554        81,158      85.4
25 - 36 Months          4           210,451      0.07       12.57      583        52,613      34.0
37 - 48 Months          2           252,462      0.09        9.51      631       126,231      78.7
N/A (Fixed Rate)    1,492       134,816,367     47.02       10.42      567        90,360      79.4
----------------------------------------------------------------------------------------------------
Total               3,076      $286,725,814    100.00%       9.91%     567      $ 93,214      80.3%
====================================================================================================


                                  DISTRIBUTION BY LIFE MAXIMUM RATE


                                AGGREGATE                 WEIGHTED                         WEIGHTED
                  NUMBER OF     PRINCIPAL     AGGREGATE    AVERAGE   WEIGHTED    AVERAGE   AVERAGE
LIFE MAXIMUM      MORTGAGE       BALANCE      PRINCIPAL     GROSS    AVERAGE   PRINCIPAL   CURRENT
    RATE           LOANS       OUTSTANDING    BALANCE      COUPON     FICO      BALANCE       LTV
--------------   ----------  --------------  ----------  ---------  ---------  ---------   ---------
9.50 - 9.99%          4      $    331,529       0.12%       3.17%      719      $ 82,882     66.6%
10.00 - 10.49%       10           787,346       0.27        3.28       682        78,735     64.4
10.50 - 10.99%       14         1,072,773       0.37        3.53       687        76,627     83.3
11.00 - 11.49%       37         1,932,570       0.67        4.09       705        52,232     80.3
11.50 - 11.99%       51         2,627,299       0.92        4.70       696        51,516     85.3
12.00 - 12.49%       31         1,474,100       0.51        5.73       687        47,552     80.2
12.50 - 12.99%       51         3,018,739       1.05        6.69       632        59,191     80.4
13.00 - 13.49%       36         2,070,871       0.72        7.42       649        57,524     76.2
13.50 - 13.99%       36         2,069,433       0.72        7.57       640        57,484     74.9
14.00 - 14.49%       52         4,336,280       1.51        7.65       596        83,390     74.1
14.50 - 14.99%       94        10,072,524       3.51        8.22       568       107,155     74.9
15.00 - 15.49%       94         9,384,661       3.27        8.44       567        99,837     76.0
15.50 - 15.99%      190        22,469,051       7.84        9.23       558       118,258     80.1
16.00 - 16.99%      359        37,987,802      13.25        9.84       554       105,816     81.6
17.00 - 17.99%      322        32,828,146      11.45       10.63       556       101,951     84.8
18.00 - 18.99%      147        14,786,985       5.16       11.51       545       100,592     84.7
19.00 - 20.99%       39         3,515,355       1.23       11.55       526        90,137     82.2
21.00 - 21.99%       12           989,865       0.35       11.95       520        82,489     72.1
22.00 - 22.99%        1            52,088       0.02       12.35       575        52,088     77.8
23.00 - 23.99%        2            56,372       0.02       13.40       577        28,186     86.3
24.00 - 24.99%        1            44,402       0.02       12.90       520        44,402     79.3
26.00 - 26.99%        1             1,255       0.00        9.02       637         1,255      7.3


N/A (Fixed-Rate)  1,492       134,816,367      47.02       10.42       567        90,360     79.4
----------------------------------------------------------------------------------------------------
Total             3,076      $286,725,814     100.00%       9.91%      567      $ 93,214     80.3%
====================================================================================================



                                      DISTRIBUTION BY MARGIN


                                AGGREGATE                 WEIGHTED                         WEIGHTED
                  NUMBER OF     PRINCIPAL     AGGREGATE    AVERAGE   WEIGHTED    AVERAGE   AVERAGE
                  MORTGAGE       BALANCE      PRINCIPAL     GROSS    AVERAGE   PRINCIPAL   CURRENT
  MARGIN           LOANS       OUTSTANDING    BALANCE      COUPON     FICO      BALANCE       LTV
--------------   ----------  --------------  ----------  ---------  ---------  ---------   ---------
(1.25) - 0.00%       13       $  1,064,660       0.37%      2.81%     692       $ 81,897      64.5%
0.00%                10            778,714       0.27       4.33      677         77,871      87.1
0.25- 0.49%           4            265,728       0.09       3.74      682         66,432      69.8
0.50- 0.99%          39          2,082,471       0.73       3.91      696         53,397      81.4
1.00- 1.49%          40          1,934,873       0.67       4.55      701         48,372      84.6
1.50- 1.99%          32          1,464,098       0.51       5.03      701         45,753      85.0
2.00- 2.49%          30          1,594,720       0.56       5.25      678         53,157      80.3
2.50- 2.99%          35          2,728,878       0.95       6.01      621         77,968      78.7
3.00- 3.49%          36          3,133,244       1.09       6.51      607         87,035      74.9
3.50- 3.99%          41          3,291,853       1.15       7.16      603         80,289      71.3
4.00- 4.49%          61          4,959,235       1.73       7.72      597         81,299      77.3
4.50- 4.99%         108          9,628,563       3.36       8.12      578         89,153      73.1
5.00- 5.49%         115         12,594,934       4.39       9.08      552        109,521      77.7
5.50- 5.99%         204         21,720,404       7.58       9.56      561        106,473      81.5
6.00- 6.49%         225         22,916,184       7.99      10.02      560        101,850      82.4
6.50- 6.99%         290         30,980,934      10.81      10.42      551        106,831      82.6
7.00- 7.49%         173         17,840,171       6.22      11.06      542        103,122      84.7
7.50- 7.99%          88          8,939,797       3.12      11.26      542        101,589      83.7
8.00- 8.49%          25          2,567,294       0.90      11.70      562        102,692      85.2
8.50- 8.99%          10            985,224       0.34      12.57      545         98,522      91.7
9.00- 9.49%           4            393,064       0.14      11.50      534         98,266      80.4
9.50- 9.99%           1            $44,402       0.02      12.90      520         44,402      79.3
N/A (Fixed-Rate)  1,492        134,816,367      47.02      10.42      567         90,360      79.4
---------------------------------------------------------------------------------------------------
Total             3,076       $286,725,814     100.00%      9.91%     567       $ 93,214      80.3%
===================================================================================================


                             DISTRIBUTION BY CURRENT PRODUCT TYPE


                                  AGGREGATE                WEIGHTED                         WEIGHTED
                    NUMBER OF     PRINCIPAL     AGGREGATE   AVERAGE   WEIGHTED    AVERAGE   AVERAGE
 CURRENT PRODUCT    MORTGAGE       BALANCE      PRINCIPAL    GROSS    AVERAGE   PRINCIPAL   CURRENT
       TYPE          LOANS       OUTSTANDING    BALANCE     COUPON     FICO      BALANCE       LTV
-----------------   ---------  --------------  ----------  --------  ---------  ---------   ---------
Fixed-Rate           1,492      $134,816,367     47.02%     10.42%      567      $ 90,359     79.4%
6-Month LIBOR ARM(1)   880        93,867,434     32.74      10.21       550       106,668     83.3
1 Yr Treasury ARM      364        20,927,330      7.30       6.32       657        57,493     78.1
6-Month CMT ARM        174        20,066,762      7.00       8.27       577       115,326     73.3
3/27 LIBOR ARM (2)     120        12,705,439      4.43      10.86       542       105,879     84.3
2/28 LIBOR ARM (2)      12         1,286,822      0.45      10.57       519       107,235     86.1
Other ARM               34         3,055,659      1.07       9.45       579        89,872     67.0
-----------------------------------------------------------------------------------------------------
Total                3,076      $286,725,814    100.00%      9.91%      567      $ 93,214     80.3%
=====================================================================================================

(1) 85.5% of the Mortgage Loans in the 6-Month LIBOR ARM category were originally in the 2/28 LIBOR ARM or 3/27 LIBOR ARM categories.
(2) All of the Mortgage Loans in the 2/28 LIBOR ARM and 3/27 LIBOR ARM categories adjust using the 6-month LIBOR the index after the initial adjustment date.

                                      DISTRIBUTION BY ZIP CODES


                            AGGREGATE                WEIGHTED                         WEIGHTED
              NUMBER OF     PRINCIPAL     AGGREGATE   AVERAGE   WEIGHTED    AVERAGE    AVERAGE
              MORTGAGE       BALANCE      PRINCIPAL    GROSS    AVERAGE   PRINCIPAL    CURRENT
ZIP CODES      LOANS       OUTSTANDING    BALANCE     COUPON     FICO      BALANCE       LTV
---------     ---------  --------------  ----------  --------  ---------  ---------   ---------
90043              5       $  732,420        0.25%      9.94%     565      $146,484     77.4%
94112              5          731,053        0.25       9.94      565       146,211     77.2
30058              2          663,047        0.23      10.26      450       331,524     89.1
90008              6          659,582        0.23      10.76      595       109,930     88.8
98118              4          641,966        0.22      10.04      582       160,491     74.5
30038              2          633,336        0.22       9.99      580       316,668     88.9
76063              5          631,702        0.22      10.92      518       126,340     84.0
89014              3          620,936        0.22      10.60      530       206,979     87.5
30083              4          559,360        0.20       9.66      545       139,840     80.5
11234              4          495,506        0.17      11.41      535       123,877     84.4
All Others     3,038       280,707,795      97.90       9.90      568        92,399     80.2
------------------------------------------------------------------------------------------------
Total          3,076      $286,725,814     100.00%      9.91%     567      $ 93,214     80.0%
================================================================================================


                                        DISTRIBUTION BY STATE


                               AGGREGATE                 WEIGHTED                          WEIGHTED
                  NUMBER OF    PRINCIPAL     AGGREGATE   AVERAGE    WEIGHTED    AVERAGE     AVERAGE
                  MORTGAGE      BALANCE      PRINCIPAL    GROSS     AVERAGE    PRINCIPAL    CURRENT
     STATE          LOANS     OUTSTANDING    BALANCE      COUPON      FICO      BALANCE       LTV
---------------   ---------  --------------  ----------  --------   ---------  ---------   ---------
Southern
California (1)       247      $30,990,799      10.81%       9.26%     573      $125,469       78.1%
Florida              340       27,558,492       9.61        9.64      570        81,054       84.2
New York             172       18,778,362       6.55       10.29      594       109,177       73.7
Texas                209       18,314,151       6.39       10.46      556        87,628       84.9
North Carolina       207       17,331,287       6.04       10.07      566        83,726       84.3
Northern
California (1)       124       15,745,437       5.49        9.45      577       126,979       73.4
Georgia              156       13,126,742       4.58       10.19      568        84,146       83.4
Illinois             124       12,890,197       4.50       10.02      544       103,953       80.4
Michigan             111       10,541,590       3.68       10.59      549        94,969       80.6
Ohio                 128       10,425,606       3.64       10.34      548        81,450       83.9
All Others (2)     1,258      111,023,151      38.72        9.89      568        88,254       79.9
-----------------------------------------------------------------------------------------------------
Total              3,076     $286,725,814     100.00%       9.91%     567      $ 93,214       80.3%
=====================================================================================================

(1) All California zip codes less than 93601 are included in Southern California. The remaining California zip codes are included in Northern California.
(2)  Includes states with less than 3% concentration by principal balance.


                           DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                               AGGREGATE                                                   WEIGHTED
                  NUMBER OF    PRINCIPAL     AGGREGATE              WEIGHTED    AVERAGE     AVERAGE
  CURRENT LOAN    MORTGAGE      BALANCE      PRINCIPAL    GROSS     AVERAGE    PRINCIPAL    CURRENT
    TO VALUE        LOANS     OUTSTANDING    BALANCE      COUPON      FICO      BALANCE       LTV
----------------  ---------  --------------  ----------  --------   ---------  ---------   --------
Below 40.00%          94     $  4,907,992       1.71%      9.22%       617     $ 52,213      29.9%
40.01 - 50.00%        61        3,993,001       1.39       9.35        601       65,459      45.5
50.01 - 60.00%       136       10,665,772       3.72       9.33        589       78,425      55.4
60.01 - 70.00%       342       28,988,274      10.11       9.74        573       84,761      65.8
70.01 - 80.00%       949       91,237,032      31.82       9.66        566       96,140      76.2
80.01 - 85.00%       424       40,130,547      14.00       9.98        564       94,648      83.0
85.01 - 90.00%       505       48,979,277      17.08      10.03        561       96,989      87.8
90.01 - 95.00%       212       19,081,172       6.65       9.59        569       90,006      93.0
95.01 - 100.00%      322       35,370,072      12.34      10.94        563      109,845      98.1
100.01 - 110.00%      21        2,005,608       0.70      10.26        540       95,505     104.2
110.01 - 120.00%       6          713,931       0.25      10.06        567      118,988     114.9
120.01 - 125.00%       3          529,011       0.18       9.14        592      176,337     122.2


Unknown                1          124,126       0.04      12.50        551      124,126      N/A
---------------------------------------------------------------------------------------------------
Total              3,076     $286,725,814     100.00%      9.91%       567     $ 93,214      80.3%
===================================================================================================


                                    DISTRIBUTION BY OCCUPANCY STATUS

                              AGGREGATE                                                   WEIGHTED
                 NUMBER OF    PRINCIPAL     AGGREGATE              WEIGHTED    AVERAGE     AVERAGE
   OCCUPANCY     MORTGAGE      BALANCE      PRINCIPAL    GROSS     AVERAGE    PRINCIPAL    CURRENT
    STATUS         LOANS     OUTSTANDING    BALANCE      COUPON      FICO      BALANCE       LTV
--------------   ---------  --------------  ----------  --------   ---------  ---------   --------
Owner Occupied     2,958     $276,704,834    96.51%       9.90%       567      $ 93,545     80.6%
Non-Owner             89        7,059,044     2.46       10.17        567        79,315     71.1
Second Home           25        2,697,148     0.94       10.04        586       107,886     75.0
Unknown                4          264,787     0.09        9.83        548        66,197     72.7
--------------------------------------------------------------------------------------------------
Total              3,076     $286,725,814   100.00%       9.91%       567      $ 93,214     80.3%
==================================================================================================


                                 DISTRIBUTION BY PROPERTY TYPE


                               AGGREGATE                                                 WEIGHTED
                  NUMBER OF    PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
                  MORTGAGE      BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
PROPERTY TYPE       LOANS     OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
--------------    ---------  --------------  ----------  --------   --------  ---------  --------
Single Family       2,478     $242,889,274     84.71%     10.10%       560     $ 98,018    80.2%
2-4 Family            139       14,965,216      5.22      10.29        578      107,663    78.2
Manufactured
Housing               306       14,811,364      5.17       5.79        682       48,403    82.6
Condominium            94        8,794,549      3.07      10.56        557       93,559    81.5
Townhouse              27        2,736,542      0.95      10.36        537      101,353    88.1
Mobile Home            25        1,731,340      0.60      11.37        542       69,254    76.9
Unknown                 7          797,528      0.28       9.06        613      113,933    73.1
--------------------------------------------------------------------------------------------------
Total               3,076     $286,725,814    100.00%      9.91%       567     $ 93,214    80.3%
==================================================================================================


                            DISTRIBUTION BY CREDIT SCORE (FICO)


                            AGGREGATE                                                 WEIGHTED
                NUMBER OF   PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
CREDIT SCORE    MORTGAGE     BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
 (FICO) (1)       LOANS    OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
------------    ---------  ------------   ----------  --------   --------  ---------  --------
400 - 439           12     $  1,191,997       0.42%    11.15%      427     $ 99,333     86.6%
440 - 459           37        3,232,981       1.13     10.67       453       87,378     84.8
460 - 479          126       11,402,077       3.98     10.44       472       90,493     82.6
480 - 499          249       24,284,133       8.47     10.38       490       97,527     82.2
500 - 519          365       35,528,207      12.39     10.40       510       97,338     82.4
520 - 539          378       36,618,233      12.77     10.17       530       96,874     81.8
540 - 559          351       35,550,300      12.40     10.17       550      101,283     79.9
560 - 579          285       27,726,710       9.67     10.02       569       97,287     79.6
580 - 599          267       25,709,528       8.97      9.86       589       96,290     79.2
600 - 619          206       20,488,324       7.15     10.18       609       99,458     82.0
620 - 639          188       17,923,177       6.25      9.70       629       95,336     78.6
640 - 659          142       13,542,065       4.72      9.18       650       95,367     76.8
660 - 679          112        9,991,289       3.48      9.45       669       89,208     74.9
680 - 699           90        6,625,889       2.31      8.26       690       73,621     79.2
700 - 719           57        4,153,438       1.45      7.16       707       72,867     77.9
720 - 739           47        3,025,734       1.06      7.51       729       64,377     79.0
740 & Above        101        4,671,947       1.63      6.27       767       46,257     75.5
Unknown             63        5,059,785       1.76      9.99       N/A       80,314     74.9
-----------------------------------------------------------------------------------------------
Total            3,076     $286,725,814     100.00%     9.91%      567     $ 93,214     80.3%
===============================================================================================

(1) The FICO scores for 94.6% of the Mortgage Loans were obtained in August 2002, 5.4% were obtained in June 2002.

                          DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                               AGGREGATE                                                 WEIGHTED
                  NUMBER OF    PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
ORIGINAL MONTHS   MORTGAGE      BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
  TO MATURITY       LOANS     OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
----------------  ---------  ------------   ----------   --------   --------  ---------  --------
0 - 120 Months        32     $  1,971,407      0.69%       9.74%      575      $61,606     63.2%
121 - 180 Months     682       57,237,943     19.96        9.99       577       83,927     73.7
181 - 240 Months     135        8,727,574      3.04       10.08       587       64,649     77.1
241 - 300 Months      36        2,247,133      0.78        9.71       566       62,420     77.8
301 - 360 Months   2,191      216,541,758     75.52        9.89       564       98,832     82.3
-------------------------------------------------------------------------------------------------
Total              3,076     $286,725,814    100.00%       9.91%      567      $93,214     80.3%
==================================================================================================



                           DISTRIBUTION BY REMAINING MONTHS TO MATURITY


                               AGGREGATE                                                 WEIGHTED
    REMAINING      NUMBER OF   PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
    MONTHS TO      MORTGAGE     BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
    MATURITY         LOANS    OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
----------------   --------- ------------   ----------   --------   --------  ---------  --------
1 - 6 Months           1     $      1,255      0.01%       9.02%       637     $ 1,255      7.3%
7 - 12 Months          1           14,562      0.01       10.65        585      14,562     28.0
13 - 24 Months         2           13,923      0.00       12.63        625       6,961     12.1
25 - 36 Months        10          332,652      0.12       12.52        603      33,265     28.4
37 - 48 Months         8          541,690      0.19       11.00        611      67,711     56.6
49 - 60 Months         9          608,462      0.21        7.83        619      67,607     62.4
61 - 72 Months        33        2,314,022      0.81        8.32        589      70,122     60.5
73 - 84 Months        51        4,790,162      1.67        8.73        584      93,925     67.1
85 - 96 Months        65        5,468,870      1.91        9.65        603      84,136     64.6
97 - 108 Months       80        7,649,044      2.67        9.33        596      95,613     66.0
109 - 120 Months      97        8,369,646      2.92        9.78        586      86,285     72.6
121 - 180 Months     409       32,244,503     11.25       10.60        563      78,837     79.4
181 - 240 Months     104        7,209,972      2.51        9.71        584      69,327     77.6
241 - 300 Months     312       31,197,913     10.88        9.08        583      99,993     74.8
301 - 360 Months   1,894      185,969,139     64.86       10.02        561      98,189     83.7
-------------------------------------------------------------------------------------------------
Total              3,076     $286,725,814    100.00%       9.91%       567     $93,214     80.3%
=================================================================================================


                             DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                    AGGREGATE                                                 WEIGHTED
                        NUMBER OF   PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
     CURRENT            MORTGAGE     BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
PRINCIPAL BALANCE         LOANS    OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
--------------------    --------- ------------   ----------   --------   --------  ---------  --------
$0 - $25,000                67    $  1,243,020       0.43%       8.79%     654     $ 18,553     62.8%
$25,001 - $50,000          367      14,721,379       5.13        9.00      611       40,113     73.4
$50,001 - $75,000          985      61,248,867      21.36        9.95      567       62,182     77.5
$75,001 - $100,000         626      54,223,875      18.91        9.95      566       86,620     79.9
$100,001 - $125,000        423      47,395,853      16.53       10.12      564      112,047     81.6
$125,001 - $150,000        244      33,148,494      11.56        9.87      567      135,854     82.0
$150,001 - $175,000        136      21,830,449       7.61       10.05      556      160,518     82.9
$175,001 - $200,000         79      14,773,421       5.15        9.87      568      187,005     83.8
$200,001 - $225,000         51      10,821,266       3.77       10.24      555      212,182     86.3
$225,001 - $250,000         33       7,848,930       2.74        9.84      557      237,846     81.5
$250,001 - $275,000         20       5,248,050       1.83        9.56      573      262,403     83.2
$275,001 - $300,000         19       5,500,912       1.92        9.78      580      289,522     80.0
$300,001 - $350,000         18       5,693,272       1.99       10.14      550      316,293     81.6
$350,001 - $400,000          6       2,176,230       0.76        8.76      558      362,705     72.0
$400,001 - $450,000          2         851,795       0.30        9.84      546      425,898     85.8
------------------------------------------------------------------------------------------------------
Total                    3,076    $286,725,814     100.00%       9.91%     567     $ 93,214     80.3%
======================================================================================================

                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------

Scheduled Principal Balance:                                       $151,909,447
Number of Mortgage Loans:                                                 1,584
Average Scheduled Principal Balance:                                    $95,902
Weighted Average Gross Coupon:                                            9.46%
Weighted Average Net Coupon:                                              8.92%
Weighted Average Gross Margin:                                            5.75%
Weighted Average Net Margin:                                              5.20%
Weighted Average Next Adjustment Rate Cap:                                1.45%
Weighted Average Periodic Rate Cap:                                       1.32%
Weighted Average Life Cap:                                                6.32%
Weighted Average Gross Maximum Lifetime Rate:                            16.21%
Weighted Average Months to Roll:                                              4
Weighted Average Stated Remaining Term (months):                            296
Weighted Average Seasoning (months):                                         51
Weighted Average Current LTV Ratio:                                       81.1%
Weighted Average FICO Score (1):                                            568
(1) The FICO scores for 94.6% of the Mortgage Loans were obtained in August 2002, 5.4% were obtained in June 2002.


                               DISTRIBUTION BY GROSS COUPON


                              AGGREGATE                                                 WEIGHTED
                  NUMBER OF   PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
                  MORTGAGE     BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
 GROSS COUPON       LOANS    OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
---------------   ---------  -----------    ---------   --------   --------  ---------  --------
Below 3.00%          24      $ 1,615,681      1.06%       2.57%     710       $ 67,320     78.4%
3.00 - 3.49%         16        1,170,085      0.77        3.25      665         73,130     78.7
3.50 - 3.99%         27        1,331,273      0.88        3.69      693         49,306     80.0
4.00 - 4.49%         18          779,046      0.51        4.25      722         43,280     82.7
4.50 - 4.99%         29        1,455,197      0.96        4.74      690         50,179     82.0
5.00 - 5.49%         45        3,046,339      2.01        5.18      626         67,696     81.4
5.50 - 5.99%         37        2,292,393      1.51        5.67      644         61,957     77.3
6.00 - 6.49%         46        3,422,018      2.25        6.16      630         74,392     76.7
6.50 - 6.99%         47        3,777,317      2.49        6.68      603         80,368     71.4
7.00 - 7.49%         46        3,833,105      2.52        7.18      609         83,328     72.9
7.50 - 7.99%         56        5,028,293      3.31        7.76      586         89,791     71.4
8.00 - 8.49%         75        7,262,683      4.78        8.20      582         96,836     80.0
8.50 - 8.99%        106       10,662,115      7.02        8.76      554        100,586     76.2
9.00 - 9.49%        110       11,222,130      7.39        9.27      561        102,019     78.3
9.50 - 9.99%        232       26,199,779     17.25        9.77      559        112,930     81.1
10.00 - 10.49%      160       16,601,279     10.93       10.24      548        103,758     83.3
10.50 - 10.99%      213       22,471,539     14.79       10.75      553        105,500     84.0
11.00 - 11.49%      110       11,592,903      7.63       11.21      550        105,390     86.5
11.50 - 11.99%      117       11,561,590      7.61       11.71      538         98,817     84.8
12.00 - 12.49%       36        3,722,894      2.45       12.23      539        103,414     88.1
12.50 - 12.99%       24        2,144,407      1.41       12.77      548         89,350     87.3
13.00 - 13.49%        7          543,435      0.36       13.27      508         77,634     61.5
13.50 - 13.99%        3          173,948      0.11       13.82      591         57,983     64.6
------------------------------------------------------------------------------------------------
Total              1,584    $151,909,447    100.00%       9.46%     568       $ 95,902     81.1%
================================================================================================

                              DISTRIBUTION BY PERIODIC CAP


                        AGGREGATE                                                 WEIGHTED
           NUMBER OF    PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
PERIODIC   MORTGAGE      BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
   CAP       LOANS     OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
--------   ---------  ------------    ---------   --------   --------  ---------  --------
0.00%           6     $    407,253       0.27%     10.09%      595     $ 67,876     67.0%
1.00%         907       98,945,521      65.13       9.92       555      109,091     81.9
1.50%         204       21,839,145      14.38       9.97       553      107,055     81.7
2.00%         396       23,989,926      15.79       6.74       646       60,581     76.6
3.00%          70        6,599,265       4.34      10.72       521       94,275     83.7
5.00%           1          128,335       0.08       6.63       708      128,335     78.7
------------------------------------------------------------------------------------------
Total       1,584     $151,909,447     100.00%      9.46%      568     $ 95,902     81.1%
==========================================================================================



                             DISTRIBUTION BY MONTHS TO RATE RESET


                             AGGREGATE                                                 WEIGHTED
                NUMBER OF    PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
  MONTHS TO     MORTGAGE      BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
 RATE RESET       LOANS     OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
--------------  ---------  ------------    ---------   --------   --------  ---------  --------
0                   134    $ 14,873,798       9.79%     10.18%       551     $110,998    84.4%
1 - 12 Months     1,436     135,923,472      89.48       9.37        570       94,654    80.8
13 - 24 Months        8         649,264       0.43      10.64        554       81,158    85.4
25 - 36 Months        4         210,451       0.14      12.57        583       52,613    34.0
37 - 48 Months        2         252,462       0.17       9.51        631      126,231    78.7
------------------------------------------------------------------------------------------------
Total             1,584    $151,909,447     100.00%      9.46%       568     $ 95,902    81.1%
================================================================================================


                                DISTRIBUTION BY LIFE MAXIMUM RATE


                             AGGREGATE                                                 WEIGHTED
    LIFE        NUMBER OF    PRINCIPAL     AGGREGATE              WEIGHTED   AVERAGE    AVERAGE
   MAXIMUM      MORTGAGE      BALANCE      PRINCIPAL    GROSS     AVERAGE   PRINCIPAL   CURRENT
    RATE          LOANS     OUTSTANDING    BALANCE      COUPON      FICO     BALANCE      LTV
------------    ---------  ------------    ---------   --------   --------  ---------  --------
9.50 - 9.99%         4     $    331,529       0.22%     3.17%        719    $ 82,882     66.6%
10.00 - 10.49%      10          787,346       0.52      3.28         682      78,735     64.4
10.50 - 10.99%      14        1,072,773       0.71      3.53         687      76,627     83.3
11.00 - 11.49%      37        1,932,570       1.27      4.09         705      52,232     80.3
11.50 - 11.99%      51        2,627,299       1.73      4.70         696      51,516     85.3
12.00 - 12.49%      31        1,474,100       0.97      5.73         687      47,552     80.2
12.50 - 12.99%      51        3,018,739       1.99      6.69         632      59,191     80.4
13.00 - 13.49%      36        2,070,871       1.36      7.42         649      57,524     76.2
13.50 - 13.99%      36        2,069,433       1.36      7.57         640      57,484     74.9
14.00 - 14.49%      52        4,336,280       2.85      7.65         596      83,390     74.1
14.50 - 14.99%      94       10,072,524       6.63      8.22         568     107,155     74.9
15.00 - 15.49%      94        9,384,661       6.18      8.44         567      99,837     76.0
15.50 - 15.99%     190       22,469,051      14.79      9.23         558     118,258     80.1
16.00 - 16.99%     359       37,987,802      25.01      9.84         554     105,816     81.6
17.00 - 17.99%     322       32,828,146      21.61     10.63         556     101,951     84.8
18.00 - 18.99%     147       14,786,985       9.73     11.51         545     100,592     84.7
19.00 - 20.99%      39        3,515,355       2.31     11.55         526      90,137     82.2
21.00 - 21.99%      12          989,865       0.65     11.95         520      82,489     72.1
22.00 - 22.99%       1           52,088       0.03     12.35         575      52,088     77.8
23.00 - 23.99%       2           56,372       0.04     13.40         577      28,186     86.3
24.00 - 24.99%       1           44,402       0.03     12.90         520      44,402     79.3
26.00 - 26.99%       1            1,255       0.00      9.02         637    $  1,255      7.3
-----------------------------------------------------------------------------------------------
Total            1,584     $151,909,447     100.00%     9.46%        568    $ 95,902     81.1%
===============================================================================================

                                              DISTRIBUTION BY MARGIN



                NUMBER     AGGREGATE                                                    WEIGHTED
                OF         PRINCIPAL     AGGREGATE               WEIGHTED   AVERAGE     AVERAGE
                MORTGAGE   BALANCE       PRINCIPAL    GROSS      AVERAGE    PRINCIPAL   CURRENT
MARGIN          LOANS      OUTSTANDING    BALANCE     COUPON       FICO      BALANCE     LTV
------          -----      -----------    -------     ------       ----      -------     ---
(1.25) - 0.00%     13    $ 1,064,660        0.70%       2.81%       692      $81,897     64.5%
 0.00%             10        778,714        0.51        4.33        677       77,871     87.1
0.25-0.49%          4        265,728        0.17        3.74        682       66,432     69.8
0.50-0.99%         39      2,082,471        1.37        3.91        696       53,397     81.4
1.00-1.49%         40      1,934,873        1.27        4.55        701       48,372     84.6
1.50-1.99%         32      1,464,098        0.96        5.03        701       45,753     85.0
2.00-2.49%         30      1,594,720        1.05        5.25        678       53,157     80.3
2.50-2.99%         35      2,728,878        1.80        6.01        621       77,968     78.7
3.00-3.49%         36      3,133,244        2.06        6.51        607       87,035     74.9
3.50-3.99%         41      3,291,853        2.17        7.16        603       80,289     71.3
4.00-4.49%         61      4,959,235        3.26        7.72        597       81,299     77.3
4.50-4.99%        108      9,628,563        6.34        8.12        578       89,153     73.1
5.00-5.49%        115      12,594,934       8.29        9.08        552      109,521     77.7
5.50-5.99%        204      21,720,404      14.30        9.56        561      106,473     81.5
6.00-6.49%        225      22,916,184      15.09       10.02        560      101,850     82.4
6.50-6.99%        290      30,980,934      20.39       10.42        551      106,831     82.6
7.00-7.49%        173      17,840,171      11.74       11.06        542      103,122     84.7
7.50-7.99%         88      8,939,797        5.88       11.26        542      101,589     83.7
8.00-8.49%         25      2,567,294        1.69       11.70        562      102,692     85.2
8.50-8.99%         10        985,224        0.65       12.57        545       98,522     91.7
9.00-9.49%          4        393,064        0.26       11.50        534       98,266     80.4
9.50-9.99%          1         44,402        0.03       12.90        520       44,402     79.3
-----------------------------------------------------------------------------------------------
Total           1,584      $151,909,447   100.00%       9.46%       568      $95,902     81.1%
===============================================================================================


                                       DISTRIBUTION BY CURRENT PRODUCT TYPE
-------------------------------------------------------------------------------------------------------------------

 CURRENT PRODUCT

                     NUMBER     AGGREGATE                 WEIGHTED                          WEIGHTED
                     OF         PRINCIPAL     AGGREGATE   AVERAGE    WEIGHTED   AVERAGE     AVERAGE
                     MORTGAGE    BALANCE      PRINCIPAL   GROSS      AVERAGE    PRINCIPAL   CURRENT
       TYPE          LOANS     OUTSTANDING    BALANCE     COUPON       FICO      BALANCE     LTV
       ----          -----     -----------    -------     ------       ----      -------     ---
6-Month LIBOR
ARM (1)              880      $  93,867,434     32.74%     10.21%      550       $106,668      83.3%
1 Yr Treasury ARM    364         20,927,330      7.30       6.32       657         57,493      78.1
6-Month CMT ARM      174         20,066,762      7.00       8.27       577        115,326      73.3
3/27 LIBOR ARM (2)   120         12,705,439      4.43      10.86       542        105,879      84.3
2/28 LIBOR ARM (2)    12          1,286,822      0.45      10.57       519        107,235      86.1
Other ARM             34          3,055,659      1.07       9.45       579         89,872      67.0
---------------------------------------------------------------------------------------------------
Total               1,584      $151,909,447    100.00%      9.46       568       $ 98,902      81.1%
====================================================================================================

(3) 85.5% of the Mortgage Loans in the 6-Month LIBOR ARM category were originally in the 2/28 LIBOR ARM or 3/27 LIBOR ARM categories.
(4) All of the Mortgage Loans in the 2/28 LIBOR ARM and 3/27 LIBOR ARM categories adjust using the 6-month LIBOR the index after the initial adjustment date.


                                     DISTRIBUTION BY ZIP CODES


                  NUMBER     AGGREGATE                 WEIGHTED                          WEIGHTED
                  OF         PRINCIPAL     AGGREGATE   AVERAGE    WEIGHTED   AVERAGE     AVERAGE
                  MORTGAGE    BALANCE      PRINCIPAL   GROSS      AVERAGE    PRINCIPAL   CURRENT
  ZIP CODES       LOANS     OUTSTANDING    BALANCE     COUPON       FICO      BALANCE     LTV
  ---------       -----     -----------    -------     ------       ----      -------     ---
94112              2       $  663,047         0.44%      10.26%     450       $331,524     89.1%
90043              4          629,707         0.41        9.78      566        157,427     76.1
76063              3          620,936         0.41       10.60      530        206,979     87.5
90008              3          490,936         0.32       10.27      610        163,645     71.9
90230              2          452,627         0.30       10.51      589        226,314     82.9
8889               1          429,160         0.28        9.50      555        429,160     82.5
28358              2          417,270         0.27       10.35      522        208,635     59.1
60643              5          407,405         0.27        9.44      572         81,481     79.1
27587              2          404,265         0.27       10.42      540        202,132     88.0
84109              1          252,582         0.17       10.25      506        252,582     76.5
All Others     1,559      147,141,513        96.86        9.44      569         94,382     81.1
-------------------------------------------------------------------------------------------------
Total          1,584      $151,909,447      100.00%       9.46%     568       $ 95,902     81.1%
=================================================================================================


                                               DISTRIBUTION BY STATE

                     NUMBER     AGGREGATE                 WEIGHTED                          WEIGHTED
                     OF         PRINCIPAL     AGGREGATE   AVERAGE    WEIGHTED   AVERAGE     AVERAGE
                     MORTGAGE    BALANCE      PRINCIPAL   GROSS      AVERAGE    PRINCIPAL   CURRENT
  STATE              LOANS     OUTSTANDING    BALANCE     COUPON       FICO      BALANCE     LTV
  -----              -----     -----------    -------     ------       ----      -------     ---
Southern
California (1)        155    $ 19,824,850       13.05%       9.03%     575       $127,902     77.6%
Florida               191      14,232,170        9.37        8.77      586         74,514     84.3
Texas                 145      13,182,912        8.68       10.30      554         90,917     85.3
Northern
California (1)         71       9,339,978        6.15        9.17      576        131,549     72.6
North Carolina        101       8,897,028        5.86        9.46      575         88,089     84.0
Illinois               79       8,587,412        5.65        9.97      537        108,701     80.3
Georgia                84       7,050,924        4.64        9.58      572         83,940     84.0
Michigan               62       6,113,569        4.02       10.23      551         98,606     81.0
Ohio                   68       5,741,283        3.78       10.06      549         84,431     83.3
Washington             40       4,710,989        3.10        9.77      580        117,775     78.0
All Others (2)        588      54,228,332       35.70        9.37      568         92,225     81.2
----------------------------------------------------------------------------------------------------
Total               1,584      $151,909,447    100.00%       9.46%     568       $ 95,902     81.1%
====================================================================================================

(1) All California zip codes less than 93601 are included in Southern California. The remaining California zip codes are included in Northern California.
(2)      Includes states with less than 3% concentration by principal balance.


                                    DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO


                     NUMBER     AGGREGATE                 WEIGHTED                          WEIGHTED
 CURRENT LOAN        OF         PRINCIPAL     AGGREGATE   AVERAGE    WEIGHTED   AVERAGE     AVERAGE
   TO VALUE          MORTGAGE    BALANCE      PRINCIPAL   GROSS      AVERAGE    PRINCIPAL   CURRENT
     RATIO           LOANS     OUTSTANDING    BALANCE     COUPON       FICO      BALANCE     LTV
 ------------        -----     -----------    -------     ------       ----      -------     ---
Below 40.00%            34    $  2,075,534        1.37%       8.13%     609       $ 61,045     28.3%
40.01 - 50.00%          28       1,992,587        1.31        8.58      603         71,164     45.5
50.01 - 60.00%          54       4,939,164        3.25        8.94      584         91,466     55.4
60.01 - 70.00%         146      12,652,501        8.33        9.29      576         86,661     66.1
70.01 - 80.00%         482      47,512,505       31.28        9.16      562         98,574     76.2
80.01 - 85.00%         238      22,895,001       15.07        9.55      566         96,197     83.1
85.01 - 90.00%         294      28,981,573       19.08        9.57      566         98,577     87.8
90.01 - 95.00%         132      11,266,797        7.42        8.77      582         85,355     93.0
95.01 - 100.00%        164      18,164,122       11.96       10.88      562        110,757     98.3
100.01 - 110.00%         9         773,975        0.51       10.44      531         85,997    105.0
110.01 - 120.00%         1         230,575        0.15        8.00      639        230,575    118.9
120.01 - 125.00%         1         300,986        0.20        8.10      596        300,986    122.9
Unknown                  1         124,126        0.08       12.50      551        124,126    N/A
-----------------------------------------------------------------------------------------------------
Total                  1,584    $151,909,447    100.00%       9.46%     568       $ 95,902     81.1%
=====================================================================================================


                                         DISTRIBUTION BY OCCUPANCY STATUS


                     NUMBER     AGGREGATE                 WEIGHTED                          WEIGHTED
                       OF       PRINCIPAL     AGGREGATE   AVERAGE    WEIGHTED   AVERAGE     AVERAGE
                     MORTGAGE    BALANCE      PRINCIPAL   GROSS      AVERAGE    PRINCIPAL   CURRENT
 OCCUPANCY STATUS    LOANS     OUTSTANDING    BALANCE     COUPON       FICO      BALANCE     LTV
 ----------------    -----     -----------    -------     ------       ----      -------     ---
Owner Occupied    1,534      $147,516,676       97.11%       9.45%     568        $96,165     81.4%
Non Owner            35        2,890,528         1.90       10.04      556         82,587     69.2
Second Home          14        1,390,677         0.92        9.26      555         99,334     74.8
Unknown               1          111,566         0.07        8.99      543        111,566     76.1
----------------------------------------------------------------------------------------------------
Total             1,584      $151,909,447      100.00%       9.46%     568       $ 95,902     81.1%
====================================================================================================


                                           DISTRIBUTION BY PROPERTY TYPE


                     NUMBER     AGGREGATE                 WEIGHTED                          WEIGHTED
                       OF       PRINCIPAL     AGGREGATE   AVERAGE    WEIGHTED   AVERAGE     AVERAGE
                     MORTGAGE    BALANCE      PRINCIPAL   GROSS      AVERAGE    PRINCIPAL   CURRENT
 PROPERTY TYPE       LOANS     OUTSTANDING    BALANCE     COUPON       FICO      BALANCE     LTV
 ------------        -----     -----------    -------     ------       ----      -------     ---
Single Family         1,179     $126,913,884     83.55%      9.83%     556       $107,645      80.9%
Manufactured Housing   294      14,031,806        9.24       5.59      687         47,727      82.7
Condo                   45       4,444,453        2.93      10.35      551         98,766      82.3
2-4 Family              38       3,805,858        2.51       9.68      569        100,154      77.5
Townhouse               17       1,801,506        1.19      10.13      533        105,971      89.2
Unknown                  5         468,601        0.31      10.09      550         93,720      66.4
Mobile Home              6         443,339        0.29      11.77      545         73,890      75.9
----------------------------------------------------------------------------------------------------
Total                 1,584     $151,909,447    100.00%      9.46%     568      $  95,902      81.1%
====================================================================================================


                                        DISTRIBUTION BY CREDIT SCORE (FICO)


                 NUMBER     AGGREGATE                   WEIGHTED                            WEIGHTED
                  OF        PRINCIPAL      AGGREGATE    AVERAGE     WEIGHTED    AVERAGE     AVERAGE
    SCORE       MORTGAGE    BALANCE       PRINCIPAL    GROSS       AVERAGE     PRINCIPAL   CURRENT
 (FICO) (1)      LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
 ----------      -----     -----------     -------      ------        ----       -------     ---
400 - 439          6       $  716,558         0.47%      10.82%     427       $119,426     83.2%
440 - 459         17        1,731,098         1.14       10.35      454        101,829     85.5
460 - 479         65        6,386,872         4.20       10.13      472         98,260     83.2
480 - 499        130       13,913,079         9.16       10.10      490        107,024     82.7
500 - 519        187       19,830,491        13.05       10.29      510        106,045     82.8
520 - 539        179       19,374,290        12.75        9.88      530        108,236     82.5
540 - 559        169       17,990,550        11.84        9.86      550        106,453     80.4
560 - 579        127       13,449,740         8.85        9.69      570        105,903     79.4
580 - 599        135       13,813,293         9.09        9.42      589        102,321     79.5
600 - 619         97        9,977,458         6.57        9.75      609        102,860     81.6
620 - 639         95        9,622,476         6.33        9.29      629        101,289     79.7
640 - 659         78        6,788,635         4.47        8.37      650         87,034     79.0
660 - 679         55        4,715,388         3.10        8.75      670         85,734     79.4
680 - 699         58        3,637,461         2.39        6.62      691         62,715     81.3
700 - 719         40        2,519,164         1.66        5.76      709         62,979     80.4
720 - 739         39        2,273,358         1.50        6.80      728         58,291     78.8
740 & Above       86        3,385,351         2.23        5.27      767         39,365     81.1
Unknown           21        1,784,186         1.17        9.08      N/A         84,961     73.4
-------------------------------------------------------------------------------------------------
Total          1,584      $151,909,447      100.00%       9.46%     568       $ 95,902     81.1%
=================================================================================================

(1)      The FICO scores for 94.6% of the Mortgage Loans were obtained in August 2002, 5.4% were obtained in June
         2002.



                                    DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY


                 NUMBER     AGGREGATE                   WEIGHTED                            WEIGHTED
 ORIGINAL         OF        PRINCIPAL      AGGREGATE    AVERAGE     WEIGHTED    AVERAGE     AVERAGE
 MONTHS TO     MORTGAGE    BALANCE       PRINCIPAL      GROSS       AVERAGE     PRINCIPAL   CURRENT
 MATURITY       LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
 ---------       -----     -----------     -------      ------        ----       -------     ---
0 - 120 Months       4       $   40,651       0.03%       5.13%       726        $10,163     48.1%
121 - 180 Months   118       10,099,829       6.65        8.01        597         85,592     66.7
181 - 240 Months    34          979,469       0.64        6.44        702         28,808     79.6
241 - 300 Months    12          543,139       0.36        5.10        664         45,262     77.1
301 - 360 Months 1,416      140,246,359      92.32        9.60        564         99,044     82.1
----------------------------------------------------------------------------------------------------
Total            1,584      $151,909,447    100.00%       9.46%       568        $95,902     81.1%
====================================================================================================




                                   DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                 NUMBER     AGGREGATE                    WEIGHTED                            WEIGHTED
 REMAINING        OF        PRINCIPAL       AGGREGATE    AVERAGE      WEIGHTED    AVERAGE     AVERAGE
 MONTHS TO     MORTGAGE    BALANCE        PRINCIPAL      GROSS        AVERAGE     PRINCIPAL   CURRENT
 MATURITY       LOANS     OUTSTANDING      BALANCE      COUPON         FICO       BALANCE     LTV
 ---------       -----     -----------      -------      ------         ----       -------     ---
7 - 12 Months         1      $   1,255         0.00%       9.02%        637       $  1,255      7.3%
13 - 24 Months        1          1,719         0.00       10.00         700          1,719     17.2
25 - 36 Months        7        247,657         0.16       12.58         586         35,380     32.0
37 - 48 Months        2        258,133         0.17       10.81         620        129,067     64.9
49 - 60 Months        7        527,443         0.35        7.31         608         75,349     62.6
61 - 72 Months       22      1,803,295         1.19        7.68         595         81,968     63.9
73 - 84 Months       33      3,436,653         2.26        7.97         601        104,141     66.7
85 - 96 Months       22      2,124,839         1.40        8.15         593         96,584     68.9
97 - 108 Months       7        540,144         0.36        6.73         558         77,163     73.2
109 - 120 Months      8        605,701         0.40        7.85         608         75,713     71.6
121 - 180 Months     27      1,069,856         0.70        7.43         630         39,624     72.7
181 - 240 Months     29      1,020,556         0.67        6.61         667         35,192     71.6
241 - 300 Months    209     21,339,471        14.05        8.55         581        102,103     74.7
301 - 360 Months  1,209    118,932,725        78.29        9.78         562         98,373     83.5
-----------------------------------------------------------------------------------------------------
Total             1,584    $151,909,447      100.00%       9.46%        568        $95,902     81.1%
=====================================================================================================



                                     DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                       NUMBER     AGGREGATE                   WEIGHTED                            WEIGHTED
   CURRENT              OF        PRINCIPAL      AGGREGATE    AVERAGE     WEIGHTED    AVERAGE     AVERAGE
  PRINCIPAL          MORTGAGE    BALANCE       PRINCIPAL      GROSS       AVERAGE     PRINCIPAL   CURRENT
   BALANCE            LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
  ---------           -----     -----------     -------      ------        ----       -------     ---
$0 - $25,000            41       $  770,904        0.51%      6.82%         722      $  18,803      71.3%
$25,001 - $50,000      191        7,397,979        4.87       7.19          661         38,733      80.6
$50,001 - $75,000      446       27,837,927       18.33       9.17          574         62,417      78.3
$75,001 - $100,000     337       29,211,560       19.23       9.51          565         86,681      79.7
$100,001 - $125,000    229       25,708,456       16.92       9.84          555        112,264      81.6
$125,001 - $150,000    129       17,511,273       11.53       9.43          568        135,746      81.0
$150,001 - $175,000     73       11,731,196        7.72       9.75          549        160,701      83.4
$175,001 - $200,000     52        9,831,376        6.47       9.91          575        189,065      84.5
$200,001 - $225,000     31        6,581,681        4.33      10.09          542        212,312      87.7
$225,001 - $250,000     18        4,251,368        2.80       9.79          555        236,187      82.9
$250,001 - $275,000     11        2,872,040        1.89       9.28          557        261,095      81.9
$275,001 - $300,000     11        3,177,385        2.09       9.93          565        288,853      79.5
$300,001 - $350,000     10        3,155,853        2.08      10.06          534        315,585      84.2
$350,001 - $400,000      4        1,441,288        0.95       9.40          538        360,322      78.4
$400,001 - $450,000      1          429,160        0.28       9.50          555        429,160      82.5
---------------------------------------------------------------------------------------------------------
Total                1,584      $151,909,447     100.00%      9.46%         568      $  95,902      81.1%
=========================================================================================================

                    THE GROUP II - FIXED-RATE MORTGAGE LOANS

Scheduled Principal Balance:                              $134,816,367
Number of Mortgage Loans:                                        1,492
Average Scheduled Principal Balance:                           $90,359
Weighted Average Gross Coupon:                                  10.42%
Weighted Average Net Coupon:                                     9.92%
Weighted Average Stated Remaining Term (months):                   234
Weighted Average Seasoning (months):                                52
Weighted Average Current LTV Ratio:                              79.4%
Weighted Average FICO Score (1):                                   567
(1) The FICO scores for 94.6% of the Mortgage Loans were obtained in August 2002, 5.4% were obtained in June 2002.






                                           DISTRIBUTION BY GROSS COUPON


                 NUMBER     AGGREGATE                   WEIGHTED                            WEIGHTED
                   OF        PRINCIPAL      AGGREGATE    AVERAGE     WEIGHTED    AVERAGE     AVERAGE
                MORTGAGE    BALANCE       PRINCIPAL      GROSS       AVERAGE     PRINCIPAL   CURRENT
 GROSS COUPON    LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
 ------------    -----     -----------     -------      ------        ----       -------     ---
 Below 3.00%        1      $   50,678         0.04%        2.92%    730       $ 50,678     83.9%
 4.00 - 4.49%       2          87,030         0.06         4.13     588         43,515     80.0
 4.50 - 4.99%       1          35,272         0.03         4.67     703         35,272     85.3
 6.00 - 6.49%       2         112,309         0.08         6.18     654         56,155     54.3
 6.50 - 6.99%       4         622,116         0.46         6.76     661        155,529     58.4
 7.00 - 7.49%       6         391,290         0.29         7.22     607         65,215     75.9
 7.50 - 7.99%      26       2,601,052         1.93         7.83     608        100,040     62.8
 8.00 - 8.49%      38       3,906,159         2.90         8.23     587        102,794     67.7
 8.50 - 8.99%     140      13,817,143        10.25         8.81     587         98,694     71.8
 9.00 - 9.49%      89       9,241,432         6.85         9.28     559        103,836     75.3
 9.50 - 9.99%     241      23,942,855        17.76         9.79     573         99,348     80.2
 10.00 -  10.49%  163      15,407,808        11.43        10.27     565         94,526     81.1
 10.50 - 10.99%   284      25,228,413        18.71        10.77     558         88,832     83.4
 11.00 - 11.49%   126      10,619,649         7.88        11.24     555         84,283     84.5
 11.50 - 11.99%   176      15,122,806        11.22        11.75     559         85,925     82.7
 12.00 - 12.49%    66       5,399,357         4.00        12.25     551         81,808     83.0
 12.50 - 12.99%    67       4,986,050         3.70        12.77     557         74,419     79.2
 13.00 - 13.49%    25       1,411,195         1.05        13.23     563         56,448     77.9
 13.50 - 13.99%    17         871,734         0.65        13.79     543         51,278     66.2
 14.00 - 14.49%     7         325,714         0.24        14.25     558         46,531     75.1
 14.50 - 14.99%    10         608,600         0.45        14.77     535         60,860     75.2
 15.50 - 15.99%     1          27,705         0.02        15.50     535         27,705      9.0
-------------------------------------------------------------------------------------------------
Total            1,492     $134,816,367     100.00%       10.42%    567       $ 90,360     79.4%
=================================================================================================


                                             DISTRIBUTION BY ZIP CODES

                 NUMBER     AGGREGATE                  WEIGHTED                             WEIGHTED
                   OF       PRINCIPAL     AGGREGATE    AVERAGE      WEIGHTED     AVERAGE    AVERAGE
                MORTGAGE    BALANCE       PRINCIPAL      GROSS       AVERAGE     PRINCIPAL  CURRENT
  ZIP CODES     LOANS     OUTSTANDING     BALANCE       COUPON        FICO       BALANCE     LTV
 ------------    -----     -----------     -------      ------        ----       -------     ---
11216              3       $  552,269         0.41%     10.93%     520       $184,090     78.7%
92592              2          498,608         0.37       8.82      528        249,304     84.7
10466              3          472,551         0.35      10.19      666        157,517     81.8
30058              4          469,065         0.35      11.03      563        117,266     85.4
94134              2          458,516         0.34       9.59      521        229,258     81.5
33186              3          425,539         0.32      10.78      576        141,846     94.2
98118              1          422,636         0.31      10.18      536        422,636     89.0
11237              3          403,583         0.30      11.51      542        134,528     83.4
94127              2          393,608         0.29      10.64      660        196,804     79.3
11234              3          381,530         0.28      10.07      635        127,177     66.1
All Others     1,466      130,338,463        96.68      10.42      566         88,908     79.3
-------------------------------------------------------------------------------------------------
Total           1,492     $134,816,367      100.00%     10.42%     567      $  90,360     79.4%
=================================================================================================


                                               DISTRIBUTION BY STATE

                 NUMBER     AGGREGATE                   WEIGHTED                             WEIGHTED
                   OF        PRINCIPAL    AGGREGATE     AVERAGE     WEIGHTED     AVERAGE     AVERAGE
                MORTGAGE    BALANCE       PRINCIPAL     GROSS       AVERAGE      PRINCIPAL   CURRENT
    STATE        LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
 ------------    -----     -----------     -------      ------        ----       -------     ---
New York           154      $16,684,427        12.38%     10.30%       595       $108,340      73.7%
Florida            149       13,326,322         9.88      10.58        551         89,438      84.2
Southern
California (1)      92       11,165,949         8.28       9.67        570        121,369      79.0
North Carolina     106        8,434,260         6.26      10.70        556         79,568      84.5
Northern
California (1)      53        6,405,459         4.75       9.85        578        120,858      74.6
Georgia             72        6,075,818         4.51      10.90        564         84,386      82.7
New Jersey          60        5,723,988         4.25      10.26        580         95,400      69.0
Texas               64        5,131,239         3.81      10.88        559         80,176      83.9
Ohio                60        4,684,323         3.47      10.69        547         78,072      84.6
Pennsylvania        69        4,658,652         3.46      10.28        540         67,517      73.8
Michigan            49        4,428,022         3.28      11.09        546         90,368      80.1
Illinois            45        4,302,785         3.19      10.13        556         95,617      80.6
All Others (2)     519       43,795,125        32.49      10.48        568         84,384      80.1
------------------------------------------------------------------------------------------------------
Total             1,492    $134,816,367      100.00%     10.42%       567      $  90,360      79.4%
======================================================================================================

(1) All California zip codes less than 93601 are included in Southern California. The remaining California zip codes are included in Northern California.
(2)      Includes states with less than 3% concentration by principal balance.


                                    DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO


                  NUMBER     AGGREGATE                   WEIGHTED                            WEIGHTED
                   OF        PRINCIPAL      AGGREGATE    AVERAGE     WEIGHTED    AVERAGE     AVERAGE
  CURRENT LOAN   MORTGAGE    BALANCE       PRINCIPAL      GROSS       AVERAGE     PRINCIPAL   CURRENT
 TO VALUE RATIO   LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
 --------------   -----     -----------     -------      ------        ----       -------     ---
Below 40.00%         60      $ 2,832,458         2.10%     10.01%     623       $ 47,208     31.0%
40.01 - 50.00%       33        2,000,414         1.48      10.13      598         60,619     45.5
50.01 - 60.00%       82        5,726,608         4.25       9.66      593         69,837     55.3
60.01 - 70.00%      196       16,335,772        12.12      10.09      570         83,346     65.5
70.01 - 80.00%      467       43,724,528        32.43      10.21      570         93,629     76.2
80.01 - 85.00%      186       17,235,546        12.78      10.55      561         92,664     83.0
85.01 - 90.00%      211       19,997,703        14.83      10.70      553         94,776     87.9
90.01 - 95.00%       80        7,814,375         5.80      10.77      551         97,680     92.9
95.01 - 100.00%     158       17,205,950        12.76      10.99      565        108,898     97.8
100.01 - 110.00%     12        1,231,633         0.91      10.14      546        102,636    103.7
110.01 - 120.00%      5          483,356         0.36      11.05      508         96,671    113.1
120.01 - 125.00%      2          228,025         0.17      10.51      587        114,012    121.4
-----------------------------------------------------------------------------------------------------
Total             1,492     $134,816,367      100.00%     10.42%     567       $ 90,360     79.4%
=====================================================================================================


                                         DISTRIBUTION BY OCCUPANCY STATUS

                 NUMBER     AGGREGATE                   WEIGHTED                             WEIGHTED
                   OF        PRINCIPAL    AGGREGATE     AVERAGE     WEIGHTED     AVERAGE     AVERAGE
  OCCUPANCY     MORTGAGE    BALANCE       PRINCIPAL     GROSS       AVERAGE      PRINCIPAL   CURRENT
    STATUS       LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
 ----------      -----     -----------     -------      ------        ----       -------     ---
Owner Occupied    1,424     $129,188,158       95.83%      10.42%   566       $ 90,722      79.7%

Non Owner            54        4,168,516         3.09       10.26    576         77,195      72.4
Second Home          11        1,306,471         0.97       10.86    619        118,770      75.3
Unknown               3          153,222         0.11       10.44    552         51,074      70.2
----------------------------------------------------------------------------------------------------
Total             1,492      $134,816,367      100.00%      10.42%   567       $ 90,360      79.4%
====================================================================================================


                                           DISTRIBUTION BY PROPERTY TYPE


                 NUMBER     AGGREGATE                   WEIGHTED                             WEIGHTED
                   OF        PRINCIPAL    AGGREGATE     AVERAGE     WEIGHTED     AVERAGE     AVERAGE
                MORTGAGE    BALANCE       PRINCIPAL     GROSS       AVERAGE      PRINCIPAL   CURRENT
PROPERTY TYPE    LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
-------------    -----     -----------     -------      ------        ----       -------     ---
Single Family      1,299    $115,975,390       86.02%      10.40%   565      $  89,281      79.4%
2-4 Family         101       11,159,358         8.28       10.50    581        110,489      78.4
Condo               49        4,350,095         3.23       10.76    563         88,777      80.8
Mobile Home         19        1,288,002         0.96       11.24    541         67,790      77.2
Townhouse           10          935,035         0.69       10.79    546         93,504      85.9
Man Housing         12          779,558         0.58        9.47    589         64,963      80.8
Unknown              2          328,928         0.24        7.59    695        164,464      82.6
--------------------------------------------------------------------------------------------------
Total            1,492      $134,816,367      100.00%      10.42%   567      $  90,360      79.4%
=================================================================================================


                                        DISTRIBUTION BY CREDIT SCORE (FICO)

                 NUMBER     AGGREGATE                   WEIGHTED                             WEIGHTED
                   OF        PRINCIPAL    AGGREGATE     AVERAGE     WEIGHTED     AVERAGE     AVERAGE
                MORTGAGE    BALANCE       PRINCIPAL     GROSS       AVERAGE      PRINCIPAL   CURRENT
 CREDIT SCORE    LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
-------------    -----     -----------     -------      ------        ----       -------     ---
400 - 439           6       $  475,439         0.35%      11.65%   427       $ 79,240      91.8%
440 - 459          20        1,501,883         1.11       11.04    453         75,094      84.0
460 - 479          61        5,015,205         3.72       10.83    472         82,216      81.8
480 - 499         119       10,371,054         7.69       10.76    490         87,152      81.6
500 - 519         178       15,697,716        11.64       10.54    509         88,189      81.8
520 - 539         199       17,243,943        12.79       10.49    530         86,653      81.1
540 - 559         182       17,559,750        13.02       10.48    550         96,482      79.4
560 - 579         158       14,276,970        10.59       10.33    569         90,361      79.9
580 - 599         132       11,896,236         8.82       10.37    589         90,123      78.9
600 - 619         109       10,510,866         7.80       10.59    609         96,430      82.4
620 - 639          93        8,300,701         6.16       10.16    629         89,255      77.4
640 - 659          64        6,753,430         5.01        9.99    650        105,522      74.6
660 - 679          57        5,275,900         3.91       10.08    668         92,560      70.8
680 - 699          32        2,988,428         2.22       10.26    689         93,388      76.6
700 - 719          17        1,634,275         1.21        9.32    705         96,134      74.0
720 - 739           8          752,375         0.56        9.68    730         94,047      79.5
740 & Above        15        1,286,596         0.95        8.91    766         85,773      60.6
Unknown            42        3,275,599         2.43       10.48    N/A         77,990      75.7
-------------------------------------------------------------------------------------------------
Total           1,492      $134,816,367      100.00%      10.42%   567       $ 90,360      79.4%
=================================================================================================

(1) The FICO scores for 94.6% of the Mortgage Loans were obtained in August 2002, 5.4% were obtained in June 2002.


                                    DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                 NUMBER     AGGREGATE                   WEIGHTED                             WEIGHTED
  ORIGINAL        OF        PRINCIPAL      AGGREGATE    AVERAGE      WEIGHTED    AVERAGE     AVERAGE
 MONTHS TO       MORTGAGE    BALANCE       PRINCIPAL     GROSS       AVERAGE     PRINCIPAL   CURRENT
 MATURITY        LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
-------------    -----     -----------     -------      ------        ----       -------     ---
0 - 120 Months       28    $ 1,930,755          1.43%     9.84%      572       $68,956     63.5%
121 - 180 Months    564     47,138,114         34.96     10.41       573        83,578     75.2
181 - 240 Months    101      7,748,104          5.75     10.54       573        76,714     76.8
241 - 300 Months     24      1,703,994          1.26     11.18       533        71,000     78.0
301 - 360 Months    775     76,295,399         56.59     10.41       562        98,446     82.7
-------------------------------------------------------------------------------------------------
Total             1,492    $134,816,367       100.00%    10.42%      567       $90,360     79.4%
================================================================================================


                                   DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                 NUMBER     AGGREGATE                   WEIGHTED                             WEIGHTED
 REMAINING        OF        PRINCIPAL      AGGREGATE    AVERAGE      WEIGHTED    AVERAGE     AVERAGE
 MONTHS TO       MORTGAGE    BALANCE       PRINCIPAL     GROSS       AVERAGE     PRINCIPAL   CURRENT
 MATURITY        LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
-------------    -----     -----------     -------      ------        ----       -------     ---
7 - 12 Months          1     $   14,562         0.01%    10.65%      585       $14,562     28.0%
13 - 24 Months         1         12,204         0.01     13.00       615        12,204     11.4
25 - 36 Months         3         84,994         0.06     12.34       652        28,331     17.7
37 - 48 Months         6        283,557         0.21     11.16       604        47,259     52.7
49 - 60 Months         2         81,019         0.06     11.20       693        40,509     61.3
61 - 72 Months        11        510,727         0.38     10.55       571        46,430     48.4
73 - 84 Months        18      1,353,509         1.00     10.67       542        75,195     68.2
85 - 96 Months        43      3,344,030         2.48     10.60       610        77,768     61.9
97 - 108 Months       73      7,108,900         5.27      9.53       598        97,382     65.5
109 - 120 Months      89      7,763,945         5.76      9.93       584        87,235     72.7
121 - 180 Months     382     31,174,648        23.12     10.71       561        81,609     79.6
181 - 240 Months      75      6,189,416         4.59     10.23       569        82,526     78.6
241 - 300 Months     103      9,858,442         7.31     10.23       587        95,713     74.9
301 - 360 Months     685     67,036,414        49.72     10.46       559        97,863     83.9
-------------------------------------------------------------------------------------------------
Total              1,492    $134,816,367      100.00%    10.42%      567       $90,360     79.4%
=================================================================================================


                                     DISTRIBUTION BY CURRENT PRINCIPAL BALANCE


                 NUMBER     AGGREGATE                   WEIGHTED                             WEIGHTED
 CURRENT           OF        PRINCIPAL      AGGREGATE    AVERAGE      WEIGHTED    AVERAGE     AVERAGE
 PRINCIPAL       MORTGAGE    BALANCE       PRINCIPAL     GROSS       AVERAGE     PRINCIPAL   CURRENT
 BALANCE         LOANS     OUTSTANDING     BALANCE      COUPON        FICO       BALANCE     LTV
-------------    -----     -----------     -------      ------        ----       -------     ---
$0 - $25,000           26      $  472,116          0.35%    12.00%      534      $ 18,158     48.8%
$25,001 - $50,000     176       7,323,400          5.43     10.83       562        41,610     66.2
$50,001 - $75,000     539      33,410,939         24.78     10.60       561        61,987     76.9
$75,001 - $100,000    289      25,012,315         18.55     10.46       567        86,548     80.1
$100,001 - $125,000   194      21,687,397         16.09     10.44       573       111,791     81.6
$125,001 - $150,000   115      15,637,222         11.60     10.37       567       135,976     83.1
$150,001 - $175,000    63      10,099,254          7.49     10.40       563       160,306     82.3
$175,001 - $200,000    27       4,942,044          3.67      9.79       553       183,039     82.5
$200,001 - $225,000    20       4,239,585          3.14     10.47       576       211,979     84.3
$225,001 - $250,000    15       3,597,562          2.67      9.91       560       239,837     79.9
$250,001 - $275,000     9       2,376,010          1.76      9.90       593       264,001     84.7
$275,001 - $300,000     8       2,323,528          1.72      9.56       601       290,441     80.7
$300,001 - $350,000     8       2,537,419          1.88     10.23       570       317,177     78.4
$350,001 - $400,000     2         734,942          0.55      7.49       597       367,471     59.5
$400,001 - $450,000     1         422,636          0.31     10.18       536       422,636     89.0
---------------------------------------------------------------------------------------------------
Total               1,492     $134,816,367       100.00%    10.42%      567      $ 90,360     79.4%
====================================================================================================